EXHIBIT 10.45


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Our Credit No.                                Date
603824/51810                                  12/28/98

Beneficiary                                   Applicant
Montgomery County Industrial                  Surgical Laser Technologies, Inc.
Development Corporation                       200 Cresson Blvd.
420 West Germantown Pike                      Oaks, PA  19456
Eagleville, PA 19403


Dear Beneficiary:

We hereby amend our irrevocable summary letter of credit as follows:

      1) The expiration date is extended to:       06/30/99

      2) The amount available is decreased by:     USD126,426.00
         The new available balance is:             USD389,753.00

Please note that any and all correspondence related to this letter of credit should now be sent to First Union National Bank, P.O. Box 13866, 1345 Chestnut Street, 9th Floor, Attention Letter of Credit Department, Mail Code: PA4926, Philadelphia, PA 19107.

Except so far as otherwise expressly stated herein this amendment and the original letter of credit are now subject to the "Uniform Customs and Practice for Documentary Credits: (1998 revision), International Chamber of Commerce, Publication No. 500."

All other terms and conditions remain unchanged.

All inquiries regarding this credit should be directed to us at our phone numbers: (215) 973-5981; (215) 973-8157; (215) 973-1944.

/s/ Diane Ruch
-------------------------------
Authorized Signature



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